UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

Arbutus Biopharma Corporation

(Exact name of registrant as specified in charter)

British Columbia, Canada	001-34949	98-0597776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Veterans Circle Warminster, Pennsylvania	18974
(Address of principal executive offices)	(Zip Code)

(267) 469-0914

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ABUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.  Other Events.

ATM Prospectus Supplement

On March 3, 2022, Arbutus Biopharma Corporation (the “Company”) filed a prospectus supplement (the “March 2022 Prospectus Supplement”) under: (i) a shelf registration statement on Form S-3 (File No. 333-235674) that was declared effective by the Securities and Exchange Commission (the “SEC”) on January 10, 2020 (the “January 2020 Registration Statement”); (ii) a shelf registration statement on Form S-3 (File No. 333-248467) that was declared effective by the SEC on October 22, 2020 (the “October 2020 Registration Statement”); and (iii) a shelf registration statement on Form S-3 (File No. 333-260782) that was declared effective by the SEC on November 18, 2021 (the “November 2021 Registration Statement,” and, together with the January 2020 Registration Statement and the October 2020 Registration Statement, the “Registration Statements”) in connection with the offer and sale of up to $100.0 million of the Company’s common shares, without par value (the “Common Shares”), from time to time pursuant to the previously executed Open Market Sale AgreementSM, dated December 20, 2018, with Jefferies LLC, as sales agent, as amended by Amendment No. 1, dated December 20, 2019, Amendment No. 2, dated August 7, 2020 and Amendment No. 3, dated March 4, 2021 (as amended, the “Sale Agreement”).

The Company previously filed a prospectus supplement with the SEC (the “October 2021 Prospectus Supplement” and, together with the March 2022 Prospectus Supplement, the “Prospectus Supplements”) in connection with the offering of up to $75.0 million of its Common Shares pursuant to the Sale Agreement under the October 2020 Registration Statement. As of the date hereof, the Company has sold an aggregate of approximately $23.0 million of its Common Shares under the October 2021 Prospectus Supplement. Immediately following the filing of the March 2022 Prospectus Supplement, the Company had an aggregate of approximately $152.0 million of remaining capacity under the Prospectus Supplements.

The Common Shares to be offered and sold pursuant to the Sale Agreement are registered pursuant to the Registration Statements, and offerings for the Common Shares to be offered and sold pursuant to the Sale Agreement will be made only by means of the Prospectus Supplements, as applicable. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Shares nor shall there be any sale of the Common Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Farris LLP relating to the legality of the issuance and sale of the Common Shares pursuant to the March 2022 Prospectus Supplement is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Farris LLP.
23.1	Consent of Farris LLP (included in Exhibit 5.1).
104	Cover page interactive data file (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbutus Biopharma Corporation

Date: March 3, 2022	By:	/s/ David C. Hastings
	Name:	David C. Hastings
	Title:	Chief Financial Officer